Supplement dated October 19, 2026 to the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”), each dated February 1, 2026, as may be revised or supplemented from time to time.

Loomis Sayles SECURITIZED ASSET Fund

(the “Fund”)

Effective immediately, Alessandro Pagani, CFA, will no longer serve as a portfolio manager of the Fund.

Accordingly, effective immediately, all references and corresponding disclosures related to Mr. Pagani as a portfolio manager of the Fund in the Summary Prospectus, Prospectus and SAI are hereby removed.

Ian Anderson, Stephen M. LaPlante, CFA, Barath W. Sankaran, CFA, and Jennifer M. Thomas will continue to serve as portfolio managers of the Fund.